Income Taxes	3 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11 — INCOME TAXES

The Company records tax expense during interim periods using an estimated annual effective tax rate approach. The Company’s effective tax rate was 8.9% for the three months ended March 31, 2021. The effective tax rate differs from the Company’s marginal tax rate of 26.0% due to the non-taxable fair value adjustments related to the non-compensatory private warrant liability being recorded through earnings as well as tax expense related to the estimated annual increase of the valuation allowance established against deferred tax assets.

Deferred tax assets as of March 31, 2021 was $25.8 million and consisted mainly of Section 197 intangibles. These Section 197 intangibles resulted from a step up in tax basis of the assets acquired from BankMobile Technologies, Inc., which for GAAP purposes were not recorded at fair value. The Company has no net operating loss or other carryforward deferred tax assets. A valuation allowance is recognized when it is more likely than not that all or a portion of the deferred tax asset will be realized based on the weight of the available positive and negative evidence. Management determined the verifiable negative evidence from the cumulative losses of the trade or business of BankMobile Technologies, Inc. outweighed any available positive evidence as of March 31, 2021, but will continue to evaluate this determination each quarterly period going forward.